THE ALGER AMERICAN FUND

                    SUPPLEMENT DATED OCTOBER 12, 2006 TO THE
                         PROSPECTUSES DATED MAY 1, 2006
                             AS SUPPLEMENTED TO DATE

         This supplement supersedes in its entirety the supplement dated October 2, 2006.

Effective October 2, 2006, Frederick M. Alger, III retired as an officer and Trustee of the Fund, as planned. The firm expresses its deep appreciation and gratitude for the extraordinary vision and leadership exemplified by Mr. Alger over the past four decades.

         The following replaces the first paragraph under the heading "Portfolio Managers" on page 9 of the Prospectuses:

Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the portfolio(s) that they manage.